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                                                                   EXHIBIT 99.01


        The undersigned, in accordance with Rule 438 under the Securities Act of 1933, as amended, hereby consents to the inclusion of his or her name as a Director Nominee in the Registration Statement on Form S-1 of Strayer Education, Inc., a Maryland corporation.

Dated as of June 28, 1996

                                        /s/ STANLEY G. ELMORE
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                                        /s/ TODD A. MILANO
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                                        /s/ DR. JENNIE D. SEATON
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                                        /s/ ROLAND CAREY
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                                        /s/ DONALD T. BENSON
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                                        /s/ G. THOMAS WAITE, III
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                                        /s/ DR. DONALD STODDARD
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                                        /s/ DR. CHARLOTTE BEASON
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